Results of discontinued operations	12 Months Ended
Dec. 31, 2015
DiscontinuedOperationsAndDisposalGroupsAbstract
Results of discontinued operations Disclosure

8.       Results of discontinued operations

Following the divestment of the Company's DERMAGRAFT business in January 2014, the operating results associated with the DERMAGRAFT business have been classified as discontinued operations in the consolidated statements of income for all periods presented. In the year to December 31, 2015 the Company recorded a loss from discontinued operations of $34.1 million (net of tax of $18.9 million), primarily relating to a change in estimate in relation to reserves for onerous leases retained by the Company.

In the year to December 31, 2014 the Company recorded a gain from discontinued operations of $122.7 million (net of tax of $211.3 million). The gain from discontinued operations in the year to December 31, 2014 includes a tax credit of $211.3 million primarily driven by a tax benefit arising following a reorganization of the former Regenerative Medicine business undertaken in the fourth quarter of 2014, associated with the divestment of the DERMAGRAFT business in the first quarter of 2014. This gain was partially offset by costs associated with the divestment of the DERMAGRAFT business, including a loss on re-measurement of contingent consideration receivable from Organogenesis to its fair value. The loss from discontinued operations in 2013 of $754.5 million (net of tax of $326.4 million) included a goodwill impairment charge of $191.8 million and a charge of $636.9 million upon re-measurement of the divested assets to their fair values less costs to sell.